UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2011
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On July 13, 2011, UDR, Inc., a Maryland corporation (the “Company”), entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, acting as representatives of the several underwriters (collectively, the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company has agreed to sell to the Underwriters 18,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a public offering price of $25.00 per share. According to the terms of the Underwriting Agreement, the Underwriters will receive an underwriting discount equal to $1.00 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 2,700,000 Shares to cover overallotments, if any.
Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and certain of its officers have agreed not to sell or otherwise dispose of any of the Company’s common stock held by them for a period ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of the representatives.
The Company expects to close the offering on July 18, 2011, subject to the satisfaction of closing conditions.
Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares issued pursuant to the Underwriting Agreement and with respect to certain U.S. federal income tax matters, which opinions are attached hereto and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively. Kutak Rock LLP has issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.2.
ITEM 8.01 Other Events.
On July 13, 2011, the Company issued a press release announcing the pricing of its previously announced common stock offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2011, between the Company and the Underwriters.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).

99.1	Press Release dated July 13, 2011.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: July 13, 2011	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2011, between the Company and the Underwriters.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).

99.1	Press Release dated July 13, 2011.